Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 26, 2011
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	2Q-11	2Q-11	3Q-11	4Q-11
										A	E	E	E
This fleet status report contains information on contracts and letters of intent or awards with our customers. Letters of intent or awards are noted in the comments section and may not result in an actual drilling contract. The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein. This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified. The average dayrate over the term of the contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control. Our client contracts and operations are generally subject to a number of risks and uncertainties. We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which we urge you to review and which are available free of charge on the SEC’s Web site at www.sec.gov.

U.S. Gulf of Mexico Semisubmersibles (7)

Noble Danny Adkins (i)	Bingo 9000	1999/2009	12,000'-DP	US GOM	Shell	Early Mar 2011	Early May 2011	155-157	Standby/Suspension rate. Subsea System has been certified.	5	3
						Early May 2011	Late Nov 2014	461-463

Noble Jim Day	Bingo 9000	1999/2009	12,000'-DP	US GOM	Shell	Mid Feb 2011	Late May 2011	155-157	Letter of intent. Standby/Suspension rate. Subsea System has been certified.
				US GOM	Shell	Early Jun 2011	Late Jul 2011	241-243	Letter of intent. Standby/Suspension rate.
				US GOM	Shell	Early Aug 2011	Late Jan 2012	484-486	Letter of intent. Eligible for a maximum 15% bonus. Beginning the sooner of 8/01/2011 or Shell securing a drilling permit for use of the unit.

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	LLOG	Mid Oct 2010	Late Jun 2011	334-336	Subsea System has been certified.

Noble Jim Thompson (a, i)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	Early Feb 2011	Early Apr 2011	84-86	Standby/Suspension rate.	1
				US GOM	Shell	Early Apr 2011	Late Nov 2014	359-361	Eligible for a maximum 15% bonus. Subsea System has been certified.

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Shipyard	Mid Jun 2010		-	Available. The unit is currently warm stacked. Subsea System has been certified.

Noble Driller (i)	Aker H-3 Twin Hull S1289 Column	1976/2007	5,000'	US GOM	Shell	Early Feb 2011	Early Jul 2011	84-86	Standby/Suspension rate. Subsea System is in the certification process.
				US GOM	Shell	Early Jul 2011	Late May 2013	382-384	Timing of resumption of operations at full dayrate estimated based on customer information regarding their ability to obtain necessary permits and is subject to change. Plus five one-year options.

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	Shipyard	Early Oct 2010		-	The unit is currently cold stacked.

U.S. Gulf of Mexico Submersibles (2)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Shipyard	Mid Sep 2009		-	Cold Stacked.

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	Shipyard	Early Jun 2009		-	Cold Stacked.
Mexico Semisubmersible (1) (c)
Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	Early Aug 2008	Late Jul 2011	483-485		2	8

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	Mid Mar 2011	Late Dec 2011	99-101		3	4

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Mexico	Shipyard	Early Aug 2010		-	The unit is currently warm stacked.

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	Mid Mar 2011	Mid Dec 2011	99-101

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	US GOM	Shipyard	Late Dec 2010	Late May 2011	-
				Bay of Campeche	Pemex	Late May 2011	Late Dec 2012	79-81

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	US GOM	Shipyard	Late Dec 2010	Mid Apr 2011	-
				Bay of Campeche	Pemex	Late Apr 2011	Late Dec 2011	79-81

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Mexico	Shipyard	Mid Feb 2011	Mid Apr 2011	-
				Bay of Campeche	Pemex	Mid Apr 2011	Late Dec 2012	82-84

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	US GOM	Shipyard	Mid Nov 2010	Late Apr 2011	-		3
				Bay of Campeche	Pemex	Late Apr 2011	Early Dec2012	82-84

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	US GOM	Shipyard	Late Feb 2011		-	The unit has moved to the US Gulf of Mexico and will be temporarily stacked to reduce operating costs.

Noble Roy Butler	F&G L-780 MOD II	1982/1998	250’-IC (f)	Bay of Campeche	Pemex	Late July 2010	Mid Apr 2011	62-64
				Bay of Campeche	Pemex	Mid Apr 2011	Late May 2011	57-59	Leg upgrade to increase water depth rating to 300' estimated +/- 62 days in 2Q2011/3Q2011.		30	32

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	Late Dec 2010	Late Apr 2011	-
				Bay of Campeche	Pemex	Early May 2011	Mid Sept 2011	57-59

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	Early Feb 2010	Early May 2011	79-81	This contract commenced 8/07/2008. The contract reprices every three months based on an index of jackup rates in seven international regions. On 2/07/2010, the contract repriced at a new dayrate of $79k-$81k.				18
				Bay of Campeche	Pemex	Early May 2011	Early Dec 2011	74-76	On 5/07/2011, the contract repriced at a new dayrate of $74k-$76k. The next date on which the contract is expected to reprice is 8/07/2011.

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Bay of Campeche	Pemex	Early Mar 2011	Late Jul 2011	57-59
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 26, 2011
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	2Q-11	2Q-11	3Q-11	4Q-11
										A	E	E	E
Brazil Semisubmersibles (4) (c )(h)
Noble Dave Beard (b)	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Brazil	Petrobras	Mid Mar 2010	Mid Mar 2015	219-221	Eligible for a maximum 15% performance bonus.	23

Noble Clyde Boudreaux (a)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Shipyard	Mid Dec 2010	Early Apr 2011	-	Subsea System has been certified.
				Brazil	Shell	Early Apr 2011	Early Apr 2012	289-291	Plus $6 million mobilization fee. Eligible for a maximum 15% performance bonus.	6

Noble Paul Wolff	Noble EVA 4000™	1981/1999/2006	9,200'-DP	Brazil	Petrobras	Early Nov 2009	Early Nov 2014	427-429	Eligible for a maximum 15% performance bonus. Timing of survey subject to change.	28			14

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	Mid Oct 2010	Mid Oct 2015	269-271	Eligible for a maximum of 10% performance bonus.	3			45

Brazil Drillships (3) (c )(h)
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Petrobras	Mid Mar 2010	Late Feb 2012	346-348	Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	Late Feb 2012	Mid Oct 2012	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.	11
				Brazil	Petrobras	Mid Oct 2012	Mid Aug 2016	346-348	Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	Late Jun 2009	Early Feb 2011	300-302	Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	Early Feb 2011	Late Dec 2011	89-91	Anticipate +/- 240 days beginning in Early March 2011 for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.	56	35	31	3
				Brazil	Petrobras	Late Dec 2011	Late Jan 2016	300-302	Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	Early May 2009	4Q 2011	289-291	Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	4Q 2011	Mid May 2015	289-291	Eligible for a maximum of 15% performance bonus. Received MOU to swap the Noble Phoenix for the Noble Muravlenko to complete current Noble Muravlenko contract. Expect substitution to take place in 4Q 2011. Noble Muravlenko shipyard upgrade project cancelled. The Petrobras Noble Muravlenko/Noble Phoenix swap is subject to Petrobras Board approval and finalization of contract.	3

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Centrica/Maersk	Early Dec 2010	Early Oct 2011	246-248	Plus three fixed-priced options.

North Sea/Mediterranean Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	7,200	Morocco	ExxonMobil/Repsol	Mid Apr 2009	Mid Apr 2012	504-506	Assignment to Repsol for 2 wells plus 2 priced options began Mid March 2011.	3

North Sea Jackups (8)
Noble Hans Deul	F&G JU-2000E	2009	400'-IC	United Kingdom	Shell	Early Feb 2011	Early Feb 2013	174-176		3

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Centrica	Early Apr 2011	Late Mar 2012	88-90

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	Early Dec 2010	Early Jun 2011	111-113
				Netherlands	Total	Early Jun 2011	Early Dec 2011	95-97
				Netherlands	Total	Early Dec 2011	Early Oct 2012	101-103

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Germany	ABB	Early Mar 2011	Early May 2011	64-66	Accommodation work. Plus four one-week priced options.
				Netherlands	Gaz de France	Early May 2011	Late May 2011	79-81
				Netherlands	Chevron	Early Jun 2011	Late Nov 2011	88-91	Plus two priced option wells.

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France/Wintershall	Early Nov 2010	Early Apr 2011	79-81	Plus a 35-day priced option.
				Netherlands	Dana (KNOC)	Early Apr 2011	Mid Dec 2011	87-89	Plus one 40-day priced option.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	Late Nov 2010	Late Nov 2011	85-87

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	Mid Dec 2010	Late Dec 2011	86-88

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	Early Jan 2011	Late Dec 2011	91-93

West Africa Drillship (1)
Noble Duchess	Conversion	1975	1,500'	Nigeria	Shipyard	Early Nov 2010		-	Available. The unit is currently cold stacked.

West Africa Jackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	Early Jul 2010	Mid Mar 2011	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation. We experienced a fire on March 19, 2011 on the rig and anticipate +/- five months of downtime to complete the repairs.	56	35	92
				Nigeria	Shipyard	Mid Mar 2011	Late Sept 2011	-	Rig will be swapped for Noble Lloyd Noble to perform under contract with ExxonMobil in Early Jun 2011.
				Nigeria	ExxonMobil	Late Sept 2011	Late June 2012	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation.

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Cameroon	EurOil	Early May 2010	Mid Jun 2011	89-91	Anticipate entering the shipyard in Mid Jun 2011 for regulatory inspection and upgrades.		15	77

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	Early Jul 2010	Late Jun 2012	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation.	4		5

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Cameroon	Shipyard	Early Jan 2011	Early Jun 2011	-	Available.
				Nigeria	ExxonMobil	Early Jun 2011	Late Sept 2011	84-86	Rig will be swapped for Noble Percy Johns to perform under contract with ExxonMobil in Early Jun 2011.
Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Cameroon	Shipyard	Mid Mar 2009		-	Available. The unit is currently cold stacked.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 26, 2011 .
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	2Q-11	2Q-11	3Q-11	4Q-11
										A	E	E	E
Arabian Gulf Jackups (14) (c )
Noble Scott Marks	F&G JU-2000E	2009	400'-IC	UAE (Hamriyah)	Shipyard	Mid Jan 2011	Mid Jun 2011	-	Mobilization and contract preparation.	56	20
				Saudi Arabia	Saudi Aramco	Mid Jun 2011	Mid Jun 2014	236-238	Plus lump sum mobilization and capital upgrades. Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contracted time.

Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Saudi Arabia	Saudi Aramco	Early Mar 2011	Early Mar 2014	131-133	Plus lump sum mobilization and capital upgrades. Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contracted time.

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas	Early Apr 2010	Early Apr 2012	71-73	Contract is subject to 120-day notice of cancellation. Plus a two-year priced option.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	Qatar	Maersk Oil Qatar	Mid Dec 2010	Late July 2011	52-54	Accommodation work. Plus one two-month priced option.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	Early Jun 2010	Early Dec 2011	59-61	Contract is subject to a 60-day notice of cancellation. Plus two six-month priced options.

Noble Alan Hay	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	Mid Oct 2009	Mid Nov 2011	#	Rate withheld at request of operator. Contract is subject to a 90-day notice of cancellation.
				UAE (Dubai)	Dubai Petroleum	Mid Nov 2011	Mid Nov 2014	#	Rate withheld at request of operator. Contract is subject to a 270-day notice of cancellation after November 2012.

Noble Roy Rhodes	MLT Class 116-C	1979/2009	300’-IC	Qatar	Total E&P Qatar	Mid Mar 2011	Late Apr 2011	74-75
				UAE (Hamriyah)	Shipyard	Late Apr 2011	Mid Jun 2011	-	Contract preparation; including adding additional leg length.	31	24
			328'-IC	UAE (Ras Al Khalmah)	RAK Al Khalij	Mid Jun 2011	Early Aug 2011	88-90	Plus up to 150-day priced option.
				Oman	RAK Petroleum Oman	Early Aug 2011	Early Jan 2012	92-94	Plus up to 200-day priced option.

Noble Joe Beall	Modec 300C-38	1981/2004	300'-IC	Qatar	McDermott	Early Nov 2010	Early May 2011	53-55	Accommodation work.
				UAE (Hamriyah)	Shipyard	Early May 2011	Early Sept 2011	-	Mobilization and contract preparation.
				Saudi Arabia	Saudi Aramco	Early Sept 2011	Early Sept 2014	80-82
Plus lump sum mobilization and capital upgrades.  Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contract time. Plus a one-year priced option.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	UAE (Hamriyah)	Shipyard	Early Dec 2010		-	Available. The unit is currently warm stacked.
				UAE (Dubai)	Dubai Petroleum	Mid Apr 2011	Mid Apr 2013	#	Rate withheld at request of operator. Contract is subject to a 180-day notice of cancellation after April 2012.

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Maersk Oil Qatar	Early Jan 2011	Mid May 2011	49-51	Accommodation work.
				UAE (Hamriyah)	Shipyard	Mid May 2011	Early Sept 2011	-	Mobilization and contract preparation.
				Saudi Arabia	Saudi Aramco	Early Sept 2011	Early Sept 2014	80-82
Plus lump sum mobilization and capital upgrades.  Customer may cancel this contract for convenience with 30 days notice, but must pay a termination fee of 50% of the dayrate for the remaining contract time. Plus a one-year priced option.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	UAE (Hamriyah)	Shipyard	Early Dec 2009	Late May 2011	-	Available. The unit is currently warm stacked.
				Qatar	Maersk Oil Qatar	Late May 2011	Late August 2011	57-59	Accommodation work.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	RasGas	Early Feb 2010	Late Jan 2012	47-49	Accommodation work; plus one one-year priced option. Contract is subject to a 120-day notice of cancellation.

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	Mid Jul 2008	Mid Jul 2011	81-83
				UAE (Abu Dhabi)	ADOC	Mid Jul 2011	Mid Jul 2013	54-56

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150'-IC	UAE (Hamriyah)	Shipyard	Mid Feb 2010		-	Available. The unit is currently cold stacked.

India Jackups (4) (c, d)
Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	Late Feb 2010	Late Feb 2015	54-56	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	India	Jindal/ONGC	Early Jan 2009	Early Jan 2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	Early Jun 2010	Early Jun 2013	49-51	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	India	Deepwater Drilling/ONGC	Early Oct 2010	Late Sep 2013	49-51	Rig bareboat chartered to Deepwater Drilling which is contracted with ONGC.

Southeast Asia Drillship (2)
Noble Phoenix	Gusto Engineering Pelican Class	1979/2009	5,000' DP	Shipyard & In-transit & acceptance testing	Noble	Mid Mar 2011	4Q 2011	-	Received MOU to swap the Noble Phoenix for Noble Muravlenko to complete current Noble Muravlenko contract. Expect substitution to take place in 4Q 2011. Remainder of Noble Phoenix contract with Shell is cancelled. The Petrobras Noble Muravlenko/Noble Phoenix swap is subject to Petrobras Board approval and finalization of contract.	56	35	92

Noble Discoverer	Arctic Class Hull ICE-05; Sonat Discoverer Class	1976/2009	1,000'	New Zealand	Shell	Early Jan 2011	Early May 2011	154-156	On April 25, 2011, the Noble Discoverer was operating off the coast of New Zealand when a severe weather event occurred. In anticipation of the severe weather, and in accordance with established procedures for severe weather events, the Noble Discoverer suspended drilling operations and secured and disconnected from the well. Due to the severe weather, the riser and the lower marine riser package were damaged and released from the vessel. We believe we are entitled to continue receiving dayrate from our customer until repairs are complete, and we are discussing the implications of this event with our customer.
				TBA	Shell	Early May 2011	Late Dec 2011	154-156	Plus two one-year priced options.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 26, 2011 .
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	2Q-11	2Q-11	3Q-11	4Q-11
											A	E	E	E
Newbuild Drillship (7)
	Noble Globetrotter I - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		Mid Oct 2011	-
					In-transit & acceptance testing		Mid Oct 2011	Late Dec 2011	-
					US GOM	Shell	Early Jan 2012	Late Dec 2021	409-411	Contract is at a fixed dayrate the first five years and is eligible for a 15% performance bonus. During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

	Noble Globetrotter II - Newbuild	Globetrotter Class	2013	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		Early Jun 2013	-
					In-transit & acceptance testing		Early Jun 2013	Late Oct 2013	-
					TBA	Shell	Early Nov 2013	Late Oct 2023	409-411	Contract is at a fixed dayrate the first five years and is eligible for a 15% performance bonus. During the second five years, the unit will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

	Noble Bully I (g) - Newbuild	GustoMSC Bully PRD 12000	2011	8,200'-DP	Keppel	Shipyard		Late Jul 2011
					In-transit & acceptance testing		Late Jul 2011	Late Nov 2011
					US GOM	Shell	Late Nov 2011	Late Nov 2016	440-445	Plus four 1-year priced options.

	Noble Bully II (g) - Newbuild	GustoMSC Bully PRD 12000	2011	8,200'-DP	Keppel	Shipyard		Late Sep 2011
					In-transit & acceptance testing		Early Oct 2011	Mid Dec 2011		Actual start-up time will be influenced by the length of the customs importation process.
					Brazil	Shell	Late Dec 2011	Late Dec 2021	440-445	Contract is at a fixed dayrate the first five years. During the second five years, the unit will earn a dayrate based on a market index.

	HHI Drillship I - Newbuild	Gusto P10,000	2013	12,000'-DP	Korea	Shipyard		Second Quarter 2013
					In-transit & acceptance testing		Second Quarter 2013	Second Half of 2013	TBA
					TBA	Shell	Second Half of 2013	Late 2018	409-411	Received Letter of Intent. Eligible for a 15% performance bonus. Drilling contract term will be 5 1/2 years.

	HHI Drillship II - Newbuild	Gusto P10,000	2013	12,000'-DP	Korea	Shipyard		Fourth Quarter 2013
					In-transit & acceptance testing		Fourth Qtr 2013	TBA
					TBA	TBA	TBA	TBA	TBA

	HHI Drillship III - Newbuild	Gusto P10,000	2014	12,000'-DP	Korea	Shipyard		Second Quarter 2014
					In-transit & acceptance testing		Second Quarter 2014	TBA
					TBA	TBA	TBA	TBA	TBA	Fixed price option for one additional drillship. The option must be declared by late August 2011 for delivery in 2014.

Newbuild Jackups (4)
	Noble Jackup I - Newbuild	F&G JU-3000N	2012	400'-IC	Jurong	Shipyard		Fourth Quarter 2012		Options for up to two additional units which must be exercised by January 1, 2012.
					In-transit & acceptance testing		First Quarter 2013	TBA		Each option unit may be priced individually and is priced based on the original unit price, plus a potential escalation factor, with future deliveries scheduled in six-month increments beginning in late 2014.
					TBA	TBA	TBA	TBA	TBA

	Noble Jackup II - Newbuild	F&G JU-3000N	2013	400'-IC	Jurong	Shipyard		Second Quarter 2013
					In-transit & acceptance testing		Third Quarter 2013	TBA
					TBA	TBA	TBA	TBA	TBA

	Noble Jackup III - Newbuild	F&G JU-3000N	2013	400'-IC	Jurong	Shipyard		Fourth Quarter 2013
					In-transit & acceptance testing		Fourth Quarter 2013	TBA
					TBA	TBA	TBA	TBA	TBA

	Noble Jackup IV - Newbuild	F&G JU-3000N	2014	400'-IC	Jurong	Shipyard		First Quarter 2014
					In-transit & acceptance testing		First Quarter 2014	TBA
					TBA	TBA	TBA	TBA	TBA

Other (1)
	Noble Seillean - FPSO	A1 Floating Production & Storage Installation LMC, category 2B ship	1989/2008	6,500'-DP	US GOM		Late Oct 2010		-	Available. The unit is currently warm stacked.
											353	209	329	80
(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.
(c)	In various market segments, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.									2011 Total: (includes: planned shipyard and downtime days only.)	1439
(d)	Listed rigs are modified bareboat charter; cost structure varies by region.						Definitions of Date Ranges:
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.						Early: 1st - 10th
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.						Mid: 11th - 20th
(g)	Commitment split 50/50 - Joint Venture between Shell and Noble Corp.						Late: 21st - End of Month
(h)	The drilling contract provides the client with the right to terminate the contract in the event of excessive downtime.
(i)	In June 2010, Noble and Shell agreed to an arrangement to address the current situation in the U.S. Gulf of Mexico relating to the limitation on certain deepwater drilling activities including Shell’s inability to obtain necessary permits from the U.S. BOEMRE. The agreement allowed Shell to suspend the contracts, if necessary, on any rigs currently operating or anticipated to operate in the U.S. Gulf of Mexico during the imposed restriction. In exchange, Shell agreed to pay a reduced suspension rate designed to support Noble's personnel as well as certain operational support costs. The term of the contracts will be extended for a length of time equal to any suspension period at the original contract dayrate.
*	A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.
NOTE: In certain cases, we may have rights against our customers that may result in payment for days which we currently have estimated as downtime.
# =	Rate withheld at request of operator.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.